UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 21, 2026

NextTrip, Inc.

(Exact name of Registrant as Specified in Its Charter)

Nevada	001-38015	27-1865814
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3900 Paseo del Sol
Santa Fe, New Mexico	87507
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (505) 438-2576

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	NTRP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On July 21, 2026, NextTrip, Inc., a Nevada corporation (the “Company”) entered into a securities purchase agreement (the “SPA”) with Lind Global Fund III LP, a Delaware limited partnership (“Lind”). Under the SPA, subject to the satisfaction of certain closing conditions, the Company will receive $4,000,000 in funding from Lind in exchange for the issuance to Lind of a Senior Secured Convertible Promissory Note in the principal amount of $4,600,000 (the “Lind Note”) and a Common Stock Purchase Warrant for the purchase of 1,030,928 shares of our common stock at a price of $3.88 per share, subject to adjustment, and exercisable for five years (the “Lind Warrant” and, together with the Lind Note, the “July Securities”). As additional consideration to Lind, the Company has agreed to pay a commitment fee in the amount of $120,000, which shall be paid by deduction from the funding to be received. The SPA contains customary representations and warranties of the Company and Lind, indemnification obligations of the Company, termination provisions, and other obligations and rights of the parties.

The Lind Note, which does not accrue interest, shall be repaid in 14 consecutive monthly installments in the amount of $328,571 beginning 120 days from the issuance date. While the Lind Note is outstanding, Lind may elect with respect to no more than two monthly payments to increase the amount of such monthly payment up to $750,000, upon notice to the Company. The monthly payments due under the Lind Note may be made by the issuance of common stock valued at the Repayment Share Price (as defined below), cash in an amount equal to 1.04 times the required payment amount, or a combination of cash and shares of our common stock. The “Repayment Share Price” is defined in the Lind Note as 90% of the average of the five lowest daily volume weighted average prices of one share of the Company’s common stock during the 20 trading days prior to the payment date. The Lind Note sets forth certain conditions that must be satisfied before the Company may make any monthly payments in shares of common stock.

The Lind Note may be converted by Lind from time to time at a price of $3.88 per share, (the “Conversion Price”). The Conversion Price is subject to adjustments from customary corporate events such as splits and stock dividends. In addition, except for Exempted Securities (as defined in the Note), in the event that the Company issues any additional shares of Common Stock or securities convertible into or exercisable for such shares at an effective price below the then Conversion Price, the Conversion Price will be reduced to such effective price. The dollar amount of any conversions by Lind will be applied toward upcoming Lind Note payments in reverse chronological order. The Lind Note may be prepaid in whole upon written notice on any business day after the earlier to occur of (i) the resale registration statement for the shares underlying the Lind Note being declared effective by the Securities and Exchange Commission or (ii) the date that the shares issued pursuant to conversion of the Lind Note may be immediately resold under Rule 144 without restriction on the number of shares to be sold or the manner of sale; but in the event of a prepayment notice, Lind may convert up to one-third of principal amount due at the lesser of the Repayment Share Price or the Conversion Price.

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Issuance of shares of common stock upon repayment or conversion of the Lind Note (the “Note Shares”) and upon exercise of the Lind Warrant (the “Warrant Shares”) is subject to an ownership limitation equal to 4.99% of the Company’s outstanding shares of common stock; provided that such limitation may be increased to up to 9.99% (and may, for the avoidance of doubt, also be decreased to 4.99%) pursuant to the terms of the SPA. Additionally, the issuance in the aggregate of any Note Shares and Warrant Shares in excess of 19.99% of the outstanding common stock shall be subject to stockholder approval in accordance with Nasdaq Listing Rule 5635(d).

Upon the occurrence of any Event of Default (as defined in the Lind Note), the Lind Note will become immediately due and payable and the Company must pay Lind an amount equal to 120% of the then outstanding principal amount of the Note, in addition to any other remedies under the Lind Note or the other Transaction Documents. Events of Default include, among others, failure of the Company to make any Note payment when due, a default in any indebtedness or adverse judgements in excess of threshold amounts, the failure of the Company to instruct its transfer agent to issue unlegended certificates in certain circumstances, the Company’s shares of common stock no longer being publicly traded or listed on a national securities exchange, any stop order or trading suspension restricting the trading in the Company’s common stock for a specified period, the announcement or consummation of a Change of Control (as defined in the SPA), the failure to file reports or filings required by the SEC, and the Company’s market capitalization falling below a threshold amount for a specified period, each as defined in the Lind Note.

The Lind Note contains certain negative covenants, including restricting the Company from the sale of assets and the sale of variable rate securities other than issuances pursuant to an ATM Agreement. Additionally, unless waived by Lind, the Company shall be required to utilize a portion of the proceeds from certain specified debt or equity transactions and asset sales to repay the outstanding principal amount due under the Lind Note.

The Company’s obligations under the Lind Note are secured by a first-priority security interest in all of its assets pursuant to the terms of a security agreement (the “Security Agreement”), in favor of Lind. The Company has also entered into a pledge agreement, (the “Pledge Agreement”) in favor of Lind with respect to the equity that it holds in its subsidiaries. In addition, the Company’s subsidiaries have guaranteed all of the obligations of the Company pursuant to the terms of the guaranty (the “Guaranty”), and the Company and one of its subsidiaries entered into a Pledge Agreement.

The Lind Warrant may be exercised via cashless exercise in the event there is no effective registration statement covering the shares of common stock underlying the Lind Warrant.

The sale of the Lind Note and Lind Warrant and the terms of the offering are set forth in the SPA, the Lind Note, the Lind Warrant, the Security Agreement, the Guaranty and the Pledge Agreement (collectively, the “Transaction Documents”).

Based in part upon the representations of Lind in the SPA, the offering and sale of the securities was made in reliance on the exemption afforded by Section 4(a)(2) of the Securities Act and Rule 506 of Regulation D under the Securities Act and corresponding provisions of state securities or “blue sky” laws. None of the securities have been registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent registration with the SEC or an applicable exemption from the registration requirements. The sale of the securities did not involve a public offering and was made without general solicitation or general advertising.

Pursuant to the SPA, the Company agreed to file a registration statement within 30 days of the closing to register for resale all of the Note Shares and Warrant Shares issued to Lind in the offering.

The foregoing description of the SPA, Lind Note, the Lind Warrant, the Security Agreement, the Guaranty and the Pledge Agreement is qualified by reference to the full text of the forms of such Transaction Documents, which are filed as exhibits to this Current Report on Form 8-K (this “Report”) and incorporated herein by reference.

Neither this Report, nor any exhibit filed hereto, is an offer to sell or the solicitation of an offer to buy the securities described herein. Such disclosure does not constitute an offer to sell, or the solicitation of an offer to buy nor shall there be any sales of the Company’s securities in any state in which such offer, solicitation or sale would be unlawful. The securities mentioned herein have not been registered under the Securities Act, and may not be offered or sold absent registration or an applicable exemption from the registration requirements under the Securities Act and applicable state securities laws.

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Item 2.03 Creation of a Direct Financial Obligation, Off-Balance Sheet Arrangement

The information in Item 1.01 of this Current Report is hereby incorporated by reference. The closing of the transactions contemplated by the SPA occurred on July 21, 2026.

Item 3.02 Unregistered Sales of Equity Securities

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference into this Item 3.02 in its entirety. Based in part upon the representations of Lind in the SPA, the offering and sale of the securities described above was made in reliance on the exemption afforded by Section 4(a)(2) of the Securities Act and Rule 506 of Regulation D under the Securities Act and corresponding provisions of state securities or “blue sky” laws. None of the securities have been registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent registration with the SEC or an applicable exemption from the registration requirements. The sale of the securities did not involve a public offering and was made without general solicitation or general advertising.

Cautionary Note Regarding Forward-Looking Statements

This Current Report contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995 and other federal securities laws. Any statements contained herein that do not describe historical facts, including, but not limited to, statements regarding the closing of the contemplated offering with Lind and the amount of aggregate gross proceeds the Company expects to receive in connection therewith are forward-looking statements that involve risks and uncertainties that could cause actual results to differ materially from those discussed in such forward-looking statements. Such risks and uncertainties include, among others, the risks identified in the Company’s filings with the SEC, including its Quarterly Reports on Form 10-Q, Annual Reports on Form 10-K. Any of these risks and uncertainties could materially and adversely affect the Company’s results of operations, which would, in turn, have a significant and adverse impact on the Company’s stock price. The Company cautions you not to place undue reliance on any forward-looking statements, which speak only as of the date they are made. The Company undertakes no obligation to update publicly any forward-looking statements to reflect new information, events or circumstances after the date they were made or to reflect the occurrence of unanticipated events.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits. The following exhibits are filed herewith

Exhibit Number	Description
4.1	Form of Lind Warrant
10.1	Securities Purchase Agreement, dated July 17, 2026, by and between the Company and Lind Global Fund III LP
10.2	Form of Senior Secured Convertible Promissory Note
10.3	Form of Security Agreement
10.4	Form of Guaranty
10.5	Form of Pledge Agreement
99.1	Press Release, dated July 22, 2026
104	Cover page Interactive Data File (embedded within the inline XBRL Document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEXTTRIP, INC.

Date:	July 22, 2026	By:	/s/ William Kerby
		Name:	William Kerby
		Title:	Chief Executive Officer

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